EXHIBIT 99.2

                              Exhibit 10(b)

                      Consent of Ernst & Young LLP

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                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Accountants" and to the incorporation by reference therein of our report dated February 23, 1996, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio incorporated by reference in Post-Effective Amendment No. 7 to Registration Statement (Form N-4 No. 33-49556) and related Prospectuses of WRL Series Annuity Account.

                                                             ERNST & YOUNG LLP

Des Moines, Iowa
December 19, 1996